THRIVENT MUTUAL FUNDS

Supplement to Prospectus
Dated February 28, 2005
Regarding
Thrivent Bond Index Fund-I

At a meeting held on May 23, 2005, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Bond Index Fund-I effective August 31, 2005. The Fund will be closed to new investors after the close of business on May 27, 2005. The Fund's investment adviser has agreed to pay for all expenses related to the liquidation and to reimburse certain expenses associated with operating the Fund to the extent necessary to limit net fund operating expenses to 0.58% of the average daily net assets of the Fund. Prior to the liquidation, shareholders may exchange their shares of the Fund for Institutional Class shares of another series of Thrivent Mutual Funds. In anticipation of the liquidation on August 31, 2005, the Fund may begin selling its assets several days prior to the liquidation.

The date of this Supplement is May 25, 2005

Please include this Supplement with your Prospectus